                                                                   Exhibit 99.23

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               JANUARY [27], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $217,223,361
Aggregate Original Principal Balance      $217,230,272
Number of Mortgage Loans                           710

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $65,000   $776,000     $305,958
Outstanding Principal Balance   $64,900   $776,000     $305,948

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 360       360              360
Stated remaining Term (mos)(5)      353       359              359
Loan Age (mos)(5)                     1         7                1
Current Interest Rate             4.875%    8.990%           6.765%
Initial Interest Rate Cap (3)     1.000%    5.000%           3.373%
Periodic Rate Cap (3)             1.000%    1.000%           1.000%
Gross Margin (3)                  2.500%    8.000%           6.261%
Maximum Mortgage Rate (3)        11.375%   15.490%          13.264%
Minimum Mortgage Rate (3)         2.500%    8.990%           6.755%
Months to Roll (3)                   17       119               41
Original Loan-to-Value            28.26%    95.00%           81.02%
Credit Score (4)                    580       809              675

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2035   12/01/2035

                          PERCENT OF
                        MORTGAGE POOL
                        -------------
LIEN POSITION
1st Lien                   100.00%

OCCUPANCY
Primary                 97.92%
Second Home              2.03
Investment               0.05

LOAN TYPE
Fixed Rate                   0.00%
ARM                        100.00

AMORTIZATION TYPE
Fully Amortizing      0.00%
Interest-Only       100.00%
Balloon                 --

YEAR OF ORIGINATION
2005                       100.00%

LOAN PURPOSE
Purchase                51.78%
Refinance - Rate/Term    2.42
Refinance - Cashout     45.80

PROPERTY TYPE
Single Family               72.16%
Condominium                 10.15
Two- to Four-Family          3.71
Planned Unit Development    13.97

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                          NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less               12    $  4,170,734      3.53%    5.347%      722      $347,561    79.17%    77.36%  100.00%
5.501% to 6.000%             75      21,622,353     18.28     5.826       696       288,298    81.23     70.96   100.00
6.001% to 6.500%            104      29,589,984     25.02     6.310       680       284,519    81.06     32.53   100.00
6.501% to 7.000%            134      32,882,871     27.81     6.788       688       245,395    81.67     20.89   100.00
7.001% to 7.500%             76      16,673,625     14.10     7.247       693       219,390    81.82     14.51   100.00
7.501% to 8.000%             49       9,192,047      7.77     7.785       688       187,593    83.95     11.03   100.00
8.001% to 8.500%             16       2,749,486      2.32     8.263       682       171,843    85.88      0.00   100.00
9.001% to 9.500%              1         284,400      0.24     9.250       681       284,400    90.00      0.00   100.00
                            ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                      471    $118,257,652    100.00%    6.643%      690      $251,078    81.81%    32.55%  100.00%
                            ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 8.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.765% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
349 to 360                  710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                            ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                      710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                            ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN            MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRINCIPAL BALANCES         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000          18    $  1,537,377      0.71%    7.169%      659      $ 85,410    76.61%    77.90%  100.00%
$100,001 to $150,000         78      10,085,729      4.64     6.934       664       129,304    80.39     53.74   100.00
$150,001 to $200,000         82      14,646,643      6.74     6.952       662       178,618    80.29     43.71   100.00
$200,001 to $250,000        107      23,976,521     11.04     6.834       669       224,080    80.26     45.53   100.00
$250,001 to $300,000         95      26,280,323     12.10     6.789       672       276,635    80.19     42.92   100.00
$300,001 to $350,000         82      26,734,125     12.31     6.777       675       326,026    80.92     35.68   100.00
$350,001 to $400,000         77      28,974,237     13.34     6.848       672       376,289    80.85     38.43   100.00
$400,001 to $450,000         65      27,646,788     12.73     6.740       674       425,335    82.03     40.01   100.00
$450,001 to $500,000         41      19,475,848      8.97     6.680       667       475,021    81.70     21.77   100.00
$500,001 to $550,000         23      12,067,769      5.56     6.623       693       524,686    80.61     34.79   100.00
$550,001 to $600,000         23      13,161,000      6.06     6.432       703       572,217    82.18     21.94   100.00
$600,001 to $650,000          9       5,579,747      2.57     6.643       683       619,972    82.14     66.75   100.00
$650,001 to $700,000          5       3,323,914      1.53     6.576       694       664,783    80.33     19.74   100.00
$700,001 to $750,000          3       2,187,838      1.01     6.295       759       729,279    83.31     66.43   100.00
$750,001 to $800,000          2       1,545,500      0.71     7.247       674       772,750    87.47      0.00   100.00
                            ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                      710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                            ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $64,900 to approximately $776,000 and the average outstanding principal balance of the Mortgage Loans was approximately $305,948.

PRODUCT TYPES

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------            --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM - 2 Year/6 Month        542    $163,421,572     75.23%    6.826%      669      $301,516    81.10%    36.08%  100.00%
ARM - 3 Year/6 Month         35      10,778,473      4.96     6.686       659       307,956    84.03     59.58   100.00
ARM - 5 Year/6 Month         21       6,089,911      2.80     6.644       661       289,996    80.19     30.78   100.00
ARM - 10 Year/6 Month       112      36,933,405     17.00     6.541       708       329,763    79.91     45.64   100.00
                            ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                      710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                            ===    ============    ======     =====       ===      ========    =====     =====   ======

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
60 Month Interest-Only      565      $169,699,405      78.12%     6.804%       668       $300,353     81.13%     36.67%   100.00%
120 Month Interest-Only     145        47,523,955      21.88      6.626        701        327,751     80.62      46.05    100.00
                            ---      ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                      710      $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                            ===      ============     ======      =====        ===       ========     =====      =====    ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                    LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----                  --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona                    17     $  3,240,885       1.49%     7.088%       711       $190,640     78.99%     47.14%   100.00%
California                357      130,020,393      59.86      6.708        680        364,203     80.74      33.04    100.00
Colorado                    6        1,397,900       0.64      6.699        652        232,983     81.51      59.98    100.00
Connecticut                 5        1,102,213       0.51      7.212        682        220,443     83.30      37.80    100.00
District of Columbia        4        1,150,000       0.53      6.682        651        287,500     81.67      66.96    100.00
Florida                    45       10,831,362       4.99      6.711        673        240,697     80.26      49.42    100.00
Georgia                     5          749,900       0.35      7.390        666        149,980     81.81      40.22    100.00
Idaho                       3          302,275       0.14      7.467        605        100,758     80.00     100.00    100.00
Illinois                   28        5,805,183       2.67      6.824        668        207,328     80.75      55.37    100.00
Indiana                     1          144,000       0.07      7.400        632        144,000     80.00       0.00    100.00
Louisiana                   1          107,200       0.05      7.100        607        107,200     80.00     100.00    100.00
Maryland                   37       10,841,886       4.99      6.885        662        293,024     81.23      44.45    100.00
Massachusetts              16        4,861,737       2.24      6.451        656        303,859     84.32      78.03    100.00
Michigan                    3          680,277       0.31      6.511        671        226,759     80.00      29.05    100.00
Minnesota                   3          560,920       0.26      7.321        654        186,973     82.79      69.71    100.00
Mississippi                 1          256,208       0.12      6.000        708        256,208     80.00     100.00    100.00
Missouri                    1          116,850       0.05      8.500        594        116,850     92.01     100.00    100.00
Montana                     1          144,000       0.07      6.725        654        144,000     80.00     100.00    100.00
Nebraska                    2          247,200       0.11      6.875        622        123,600     80.00      43.37    100.00
Nevada                     16        4,331,405       1.99      6.753        660        270,713     79.53      15.56    100.00
New Hampshire               4          689,050       0.32      6.555        689        172,263     79.30      48.01    100.00
New Jersey                 17        5,565,751       2.56      6.646        655        327,397     82.25      41.43    100.00
New Mexico                  2          532,000       0.24      7.380        620        266,000     86.09      39.10    100.00
New York                   32       11,730,985       5.40      6.807        684        366,593     81.68      44.01    100.00
North Carolina              3          524,000       0.24      6.711        638        174,667     80.00      64.89    100.00
Ohio                        4          505,300       0.23      7.294        638        126,325     83.10      38.89    100.00
Oklahoma                    2          534,400       0.25      6.585        686        267,200     80.00       0.00    100.00
Oregon                      2          386,000       0.18      6.970        670        193,000     80.00       0.00    100.00
Pennsylvania                7        1,884,160       0.87      7.530        669        269,166     85.19      66.24    100.00
Rhode Island                5        1,162,499       0.54      6.579        607        232,500     82.93      57.12    100.00
South Carolina              5          803,131       0.37      8.037        659        160,626     87.54      32.25    100.00
South Dakota                1          100,800       0.05      6.250        650        100,800     80.00       0.00    100.00
Tennessee                   8          915,560       0.42      6.681        691        114,445     78.59      83.66    100.00
Texas                      12        2,376,718       1.09      6.373        702        198,060     82.92      88.27    100.00
Utah                        1          397,800       0.18      8.000        639        397,800     90.00       0.00    100.00
Virginia                   16        4,293,110       1.98      6.994        662        268,319     81.17      36.34    100.00
Washington                 35        7,710,303       3.55      7.097        662        220,294     80.77      34.84    100.00
Wisconsin                   2          220,000       0.10      7.536        668        110,000     80.00       0.00    100.00
                          ---     ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                    710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                          ===     ============     ======      =====        ===       ========     =====      =====    ======

(1) No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less              7     $  1,302,588       0.60%     6.502%       676       $186,084     44.04%     70.06%   100.00%
50.01% to 55.00%            3          716,000       0.33      6.525        676        238,667     53.25      0.00     100.00
55.01% to 60.00%            4          883,000       0.41      6.429        650        220,750     57.73      44.51    100.00
60.01% to 65.00%            5        1,181,198       0.54      6.377        669        236,240     64.01      12.55    100.00
65.01% to 70.00%           12        3,424,149       1.58      6.542        653        285,346     68.65      47.96    100.00
70.01% to 75.00%           17        5,647,319       2.60      6.632        651        332,195     74.20      62.39    100.00
75.01% to 80.00%          521      158,332,668      72.89      6.742        681        303,901     79.91      34.53    100.00
80.01% to 85.00%           41       13,000,691       5.98      6.626        675        317,090     84.18      57.00    100.00
85.01% to 90.00%           69       23,083,002      10.63      6.862        652        334,536     89.33      46.06    100.00
90.01% to 95.00%           31        9,652,747       4.44      7.390        658        311,379     94.57      49.47    100.00
                          ---     ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                    710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                          ===     ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 28.26% to 95.00%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                   361     $112,469,118      51.78%     6.767%       689       $311,549     80.29%     31.04%   100.00%
Refinance - Cashout        330       99,489,847      45.80      6.771        660        301,484     81.81      47.04    100.00
Refinance - Rate/Term       19        5,264,396       2.42      6.623        669        277,073     81.51      45.68    100.00
                           ---     ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                     710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                           ===     ============     ======      =====        ===       ========     =====      =====    ======

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                504    $156,759,112     72.16%     6.766%     673      $311,030     80.95%   38.21%  100.00%
Planned Unit Development      84      22,046,734     10.15      6.901      684       262,461     81.18    36.19   100.00
Two- to Four-Family           21       8,064,987      3.71      6.632      689       384,047     81.52    43.98   100.00
Condominium                  101      30,352,527     13.97      6.696      675       300,520     81.12    41.78   100.00
                             ---    ------------    ------      -----      ---      --------     -----    -----   ------
TOTAL:                       710    $217,223,361    100.00%     6.765%     675      $305,948     81.02%   38.72%  100.00%
                             ===    ============    ======      =====      ===      ========     =====    =====   ======

DOCUMENTATION

                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------              --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation            298    $ 83,834,774     38.59%     6.660%     661      $281,325     81.31%  100.00%  100.00%
Limited Documentation         157      53,283,172     24.53      6.590      662       339,383     82.01     0.00   100.00
Streamlined Documentation     168      51,087,158     23.52      7.128      706       304,090     80.21     0.00   100.00
Stated Documentation           58      18,868,658      8.69      6.815      694       325,322     78.92     0.00   100.00
Lite Documentation             28       9,873,599      4.55      6.643      670       352,629     81.31     0.00   100.00
FULL-ALT Documentation          1         276,000      0.13      6.550      722       276,000     80.00   100.00   100.00
                              ---    ------------    ------      -----      ---      --------     -----    -----   ------
TOTAL:                        710    $217,223,361    100.00%     6.765%     675      $305,948     81.02%   38.72%  100.00%
                              ===    ============    ======      =====      ===      ========     =====    =====   ======

OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary         692    $212,708,746     97.92%     6.765%     675      $307,383     80.95%   38.63%  100.00%
Second Home      17       4,411,115      2.03      6.781      695       259,477     83.97    41.43   100.00
Investment        1         103,500      0.05      6.565      707       103,500     90.00   100.00   100.00
                ---    ------------    ------      -----      ---      --------     -----    -----   ------
TOTAL:          710    $217,223,361    100.00%     6.765%     675      $305,948     81.02%   38.72%  100.00%
                ===    ============    ======      =====      ===      ========     =====    =====   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTAGE LOANS  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AGE (MONTHS)     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
1                 492    $151,832,541     69.90%     6.789%    677       $308,603     80.94%   41.10%  100.00%
2                 164      50,052,980     23.04      6.717     674        305,201     81.25    29.71   100.00
3                  42      11,513,376      5.30      6.781     660        274,128     80.58    40.03   100.00
4                  11       3,548,214      1.63      6.449     661        322,565     82.17    55.17   100.00
7                   1         276,250      0.13      5.990     580        276,250     85.00   100.00   100.00
                  ---    ------------    ------      -----     ---       --------     -----    -----   ------
TOTAL:            710    $217,223,361    100.00%     6.765%    675       $305,948     81.02%   38.72%  100.00%
                  ===    ============    ======      =====     ===       ========     =====    =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                    197    $ 59,047,181     27.18%     6.988%     672      $299,732     81.63%   42.39%  100.00%
12 Months                22       7,897,798      3.64      6.850      688       358,991     82.17    48.51   100.00
24 Months               387     117,691,845     54.18      6.697      670       304,113     80.87    36.83   100.00
36 Months               104      32,586,536     15.00      6.586      697       313,332     80.15    36.52   100.00
                        ---    ------------    ------      -----      ---      --------     -----    -----   ------
TOTAL:                  710    $217,223,361    100.00%     6.765%     675      $305,948     81.02%   38.72%  100.00%
                        ===    ============    ======      =====      ===      ========     =====    =====   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF CREDIT  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
SCORES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
576 to 600           40    $ 10,816,964      4.98%     6.859%     591      $270,424     79.89%  72.37%   100.00%
601 to 625          114      32,746,391     15.07      6.818      613       287,249     81.89   57.26    100.00
626 to 650          119      33,987,039     15.65      6.610      639       285,605     81.73   51.14    100.00
651 to 675          120      36,589,089     16.84      6.874      664       304,909     81.72   29.14    100.00
676 to 700          110      33,515,070     15.43      6.818      687       304,682     80.29   24.34    100.00
701 to 725           95      30,955,552     14.25      6.714      713       325,848     80.60   30.19    100.00
726 to 750           59      21,152,780      9.74      6.675      736       358,522     80.23   32.15    100.00
751 to 775           29       9,325,775      4.29      6.796      762       321,578     79.44   15.02    100.00
776 to 800           23       7,820,201      3.60      6.755      787       340,009     81.08   48.37    100.00
801 to 825            1         314,500      0.14      6.900      809       314,500     85.00    0.00    100.00
                    ---    ------------    ------      -----      ---      --------     -----   -----    ------
TOTAL:              710    $217,223,361    100.00%     6.765%     675      $305,948     81.02%  38.72%   100.00%
                    ===    ============    ======      =====      ===      ========     =====   =====    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 580 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 675.

CREDIT GRADE

               NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
AA               511    $162,593,766     74.85%    6.770%      694      $318,187    80.79%    31.74%  100.00%
A                163      44,511,105     20.49     6.742       625       273,074    82.02     56.76   100.00
A-                36      10,118,489      4.66     6.797       593       281,069    80.18     71.54   100.00
                 ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:           710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                 ===    ============    ======     =====       ===      ========    =====     =====   ======

GROSS MARGINS

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%             1    $    351,000      0.16%    7.050%      609      $351,000    87.75%   100.00%  100.00%
3.001% to 3.500%            16       3,416,150      1.57     6.811       672       213,509    80.63     63.13   100.00
3.501% to 4.000%            10       1,885,652      0.87     6.955       664       188,565    79.98     56.46   100.00
4.501% to 5.000%             2         922,998      0.42     5.573       653       461,499    85.46    100.00   100.00
5.001% to 5.500%            72      24,556,228     11.30     6.328       681       341,059    78.73     51.98   100.00
5.501% to 6.000%           162      52,006,129     23.94     6.471       675       321,025    79.95     40.26   100.00
6.001% to 6.500%           220      65,914,515     30.34     6.767       675       299,611    80.88     35.57   100.00
6.501% to 7.000%           123      36,914,953     16.99     7.013       666       300,122    82.20     33.55   100.00
7.001% to 7.500%            61      18,399,317      8.47     7.207       679       301,628    81.69     32.61   100.00
7.501% to 8.000%            43      12,856,420      5.92     7.475       690       298,987    85.79     31.78   100.00
                           ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                     710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                           ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.261% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less          1    $    588,000      0.27%    4.875%      723      $588,000    80.00%     0.00%  100.00%
11.501% to 12.000%       5       1,932,738      0.89     5.387       656       386,548    78.51     61.40   100.00
12.001% to 12.500%      51      17,151,873      7.90     5.927       677       336,311    79.37     56.61   100.00
12.501% to 13.000%     187      65,223,644     30.03     6.322       681       348,790    80.19     41.11   100.00
13.001% to 13.500%     257      73,846,173     34.00     6.779       673       287,339    80.68     37.71   100.00
13.501% to 14.000%     123      34,639,249     15.95     7.295       667       281,620    82.70     38.43   100.00
14.001% to 14.500%      66      18,237,224      8.40     7.754       675       276,322    83.75     25.47   100.00
14.501% to 15.000%      13       3,510,650      1.62     8.332       692       270,050    80.84      7.86   100.00
15.001% to 15.500%       7       2,093,810      0.96     8.749       691       299,116    83.06     15.40   100.00
                       ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                 710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                       ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 15.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.264% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2007                       1    $    276,250      0.13%    5.990%      580      $276,250    85.00%   100.00%  100.00%
September 2007                  9       2,873,214      1.32     6.336       669       319,246    81.74     68.13   100.00
October 2007                   40      11,015,776      5.07     6.792       660       275,394    80.61     38.68   100.00
November 2007                 134      39,759,787     18.30     6.741       669       296,715    80.63     28.88   100.00
December 2007                 358     109,496,545     50.41     6.875       671       305,856    81.29     37.43   100.00
September 2008                  1         315,000      0.15     6.990       607       315,000    90.00      0.00   100.00
November 2008                  11       3,197,123      1.47     6.807       655       290,648    85.70     57.62   100.00
December 2008                  23       7,266,350      3.35     6.619       663       315,928    83.04     63.02   100.00
September 2010                  1         360,000      0.17     6.875       639       360,000    78.77      0.00   100.00
November 2010                   5       2,115,092      0.97     6.629       682       423,018    85.05     14.01   100.00
December 2010                  15       3,614,819      1.66     6.630       651       240,988    77.49     43.65   100.00
October 2015                    2         497,600      0.23     6.537       656       248,800    80.00     70.10   100.00
November 2015                  14       4,980,978      2.29     6.500       726       355,784    81.70     25.05   100.00
December 2015                  96      31,454,827     14.48     6.547       706       327,654    79.62     48.51   100.00
                              ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                        710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                              ===    ============    ======     =====       ===      ========    =====     =====   ======